UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2005

                                DUNE ENERGY, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-27897                      95-4737507
(State or Other Jurisdiction   (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)

3050 Post Oak Blvd., Suite 695, Houston, Texas                      77056
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (713) 888-0895

          ------------------------------------------------------------
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

      On September 13, 2005, Dune Energy, Inc. (the "Company") announced that a third party lawsuit (the "Lawsuit") against certain individuals and entities owning interests in or affiliated with Voyager Partners, Ltd. ("Voyager") has delayed the closing of Dune's proposed acquisition of certain Voyager properties located in the Barnett Shale play in the North Texas Fort Worth Basin. Dune is not a party to the Lawsuit.

      A copy of the Company's press release dated September 13, 2005 is attached hereto and incorporated by reference herein.

Item 9.01 Exhibits.

      Exhibit No.    Description

      99.1 Press Release dated September 13, 2005 announcing delay of acquisition of Barnett Shale Properties due to third party lawsuit against certain Voyager affiliates.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        DUNE ENERGY, INC.


DATE: September 13, 2005                By: /s/ Alan Gaines
                                            ------------------------------------
                                            Alan Gaines
                                            Chairman and Chief Executive Officer

                                  Exhibit Index

      Exhibit No.    Description

      99.1 Press Release dated September 13, 2005 announcing delay of acquisition of Barnett Shale Properties due to third party lawsuit against certain Voyager affiliates.